Net Finance Costs (Tables)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Summary of Net Finance Costs

Net finance costs	Notes	€ million 2020	€ million 2019	€ million 2018
Finance costs		(672)	(821)	(718)

Bank loans and overdrafts		(32)	(46)	(44)
Interest on bonds and other loans (a)		(533)	(617)	(560)
Interest on lease liabilities		(82)	(100)	(127)
Net gain/(loss) on transactions for which hedge accounting is not applied		(25)	(58)	13

On foreign exchange derivatives		275	(321)	144
Exchange difference on underlying items (b)		(300)	263	(131)

Finance income (c)		232	224	135
Pensions and similar obligations	4B	(9)	(30)	(25)
Net finance costs before non-underlying items (d)		(449)	(627)	(608)
Interest related to the UK tax audit of intangible income and centralised services	3	(56)	—	—

		(505)	(627)	(608)

(a)
Interest on bonds and other loans includes the impact of interest rate derivatives that are part of hedge accounting relationships and the related recycling of results from the hedge accounting reserve. Includes an amount of €(21) million (2019: €(6) million) relating to unwinding of discount on deferred consideration for acquisitions.

(b)
2020 includes Nil (2019: €(40) million) finance cost due to change in functional currency in Group’s operating entities in Zimbabwe from US dollar to RTGS dollar. For further details of derivatives for which hedge accounting is not applied, please refer to note 16C.

(c)	Includes an amount of €90 million (2019: €70 million) that relates to interest on tax settlement in Brazil and € 27 million (2019: Nil ) related to interest on corporate income tax refund in India.
(d)	See note 3 for explanation of non-underlying items.